Supplement dated July 6, 2026
to the Statement of Additional Information (SAI), as supplemented, dated May 25, 2026, for the following Fund:
Fund
Columbia ETF Trust I
Columbia Large Cap Growth ETF
Effective immediately, the information under the header “Fundamental Policies” in the “Fundamental and Non-Fundamental Investment Policies” section of the SAI for Columbia Large Cap Growth ETF is hereby superseded and replaced with the following:
Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Concentrate in any one industry	E Act as an underwriter	F Lending	G Borrowing	H Issue senior securities
Large Cap Growth ETF	A3	B3	C1	D5	E1	F1	G1	H1
A.
Buy or sell real estate
A3 –
The Fund may not purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
B.
Buy or sell physical commodities
B3 –
The Fund may not purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP940_10_114_(07/26)